《项目合作框架协议》附件 A

日期：2025 年 7 月 25 日

一、 修订依据

- 本附件依据 2025 年 3 月 28 日由甲方 Summit Networks Inc. 与乙方 Zenox Canada Inc. 签署的《十年期利润分配项目合作协议》，作为《项目合作框架协议》第七条“补充协议与技术升级条款”的延伸细则，对平台架构、财务归属及角色分工等内容予以更新说明，具有正式法律效力。

- 鉴于平台在建设过程中不断优化升级，区块链与 AI 技术迅速演进，本附件就原协议中未明确界定的若干重要细节作出补充，包括但不限于：技术开发费用、项目利润归属、平台建设完成后的责任分工、运营方的链上独立性及监管责任、平台未来融资义务与目标设定等。
为增强平台的可持续性与合规性，乙方拟采用“疗愈者+投资人共建机制”持续推进项目扩展。
双方一致确认，就 ZenoxHeal 项目的治理结构、角色职责及权责划分作出更新修订，建立有利于上市公司现金流增长与技术资产稳定发展的商业闭环。

二、平台架构更新（双轨制模式）

2.1 双轨并行系统：Web2 与 Web3 用户路径

双方同意将原先以 Web2 为主的框架修订为以下“双轨制”结构：

- **普通用户路径（Web2.0）：**
面向疗愈服务消费群体。允许用户无需 NFT 或区块链钱包参与平台大部分以 AI 为引导的 2D 及 3D 沉浸式心灵疗愈需求的场景和内容。
- **高级用户 / 合作者路径（Web3.0）：**
通过用户支付平台服务费，平台赠送灰色（普通会员）或金色（合作伙伴）NFT 认证徽章，从而获取参与身份逐步获得共创权、DAO 治理权与投票权。此部分将在平台架构机制跨境搭建获得运营的合法合规的前提下分阶段建设。

2.2 权限管理与合规边界

在双轨系统中，用户身份（Web2 或 Web3）将决定其访问权限。纳税申报、监管披露与责任归属将被明确界定，所有功能模块将保持法律与财务独立性，确保审计可追溯性。

三、财务归属与分润机制

3.1 收入与利润定义修订

原协议中“净利润”与“总支出”的定义，修订如下：

- 平台收入由 Web2 会员卡与 Web3 NFT 徽章（灰色/金色）所构成；
- 扣除联邦与 BC 省适用税费后，所得定义为“平台净收入”；
- 年度分润基于平台后台数据（付费用户数、NFT 登记记录、发票数据及银行专用账户的对账单）由双方共同组成的内部审计组确认。

3.2 结算周期

每个财年结束后 30 日内完成利润核算与结算，结算结果用于 A 方（Summit Networks Inc.）财务报告及乙方（Zenox Canada Inc.）CRA 税务申报。

3.3 项目费用确认

原协议未设定平台技术制作费，因乙方项目商业自行设计，双方确认项目技术制作费为加币$10,000，乙方同意签署技术交付与甲方子公司技术负责人联合确认。

3.4 付款安排

- 乙方已支付加币$5,000 用于平台注册、配置与技术集成；
- 甲方将开具余款发票应收加币$5,000 的发票，于交付后 30 日内完成支付；
- 对于 NFT 平台对接、云服务、验证服务等第三方支出，乙方凭收据予以报销。

3.5 后期运维与责任归属

平台开始运营并产生收入后，A 方继续承担后续技术升级费用、DAO 系统扩展与合规维护职责；乙方则保留内容运营与社群组织权，并继续租用必要的 SaaS/API 技术服务。

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四、补充条款：财务隔离政策

4.1 独立核算声明

Zenox Canada Inc.（乙方）作为Web3平台主体，其运营资金、收入数据与资产结构完全独立，不纳入甲方（Summit Networks Inc.）的合并报表范围。

4.2 非并表申明

除非合同中明确声明技术支持或品牌授权外，甲方不承担乙方的业务结果或债务责任。乙方不被视为甲方的法律子公司或财务附属实体。

4.3 未来独立融资

若 Zenox Canada Inc. 后续进行独立股权融资、Web3 代币私募或跨境合作，相关财务责任、审计报告与税务义务将完全由 Zenox 承担。甲方不提供担保、不纳入披露，也不干预其运营。

Zenox Canada Inc. 作为独立服务提供商，不构成 Summit Networks Inc. 的子公司或合并报表主体。其财务数据保留在自身体系。

五、其他事项

本附件 A 经双方签署盖章后生效，与主协议正文具有同等法律效力。

如因监管、税制或技术政策变化，双方将于变更发生之日起 7 个工作日内签署额外补充协议。

> “附件 A 已由双方于 2025 年 7 月 25 日更新并签署，本合同所指附件 A 即为该版本。”

签署：

甲方代表：liushuhua

乙方代表：WONG CHIU KIN

Annex A to the Project Cooperation Framework Agreement

Date: July 25, 2025

I. Basis for Revision

• This Annex is established pursuant to the "10-Year Profit Sharing Project Cooperation Agreement" signed on March 28, 2025, between Party A: Summit Networks Inc. and Party B: Zenox Canada Inc., serving as a formal supplement to Article 7 ("Supplementary Agreements & Technical Upgrades") of the original Project Framework Agreement. It provides updated and legally binding clarification on platform architecture, financial ownership, and role definition.

• In light of the platform's continuous development, and the rapid advancement of blockchain and AI technologies, this Annex addresses several critical items not previously specified, including but not limited to:
technical production costs, profit attribution mechanisms, post-delivery responsibilities of the technical provider, the operational independence of the Web3-based platform, regulatory responsibilities, and future financing obligations and milestones.
To ensure long-term sustainability, Party B shall adopt a co-building mechanism involving both healers and investors to support ongoing project expansion.
Both parties hereby acknowledge this revision to the ZenoxHeal project's governance, role definitions, and execution responsibilities—forming a forward-compatible business structure that enhances cash flow stability and technology value for the public company.

II. Platform Architecture Update (Dual-Track Model)

2.1 Parallel System: Web2 and Web3 User Paths

The parties agree to revise the original Web2-dominated framework into a dual-track system:

- **Standard User Path (Web2.0):**
  Designed for wellness service consumers. Users may access most AI-guided 2D and 3D immersive healing scenarios and content without requiring NFTs or blockchain wallets.
- **Advanced User / Collaborator Path (Web3.0):**
  Users who pay for platform services will receive a gray (standard member) or gold (partner) NFT badge. This grants them participatory identity, co-creation rights, DAO governance access, and voting rights. This pathway will be implemented in stages once legal and compliant cross-border infrastructure is established.

2.2 Access Management and Compliance Boundaries

Under the dual-track system, the user's identity (Web2 or Web3) will determine their access level. Tax declarations, regulatory disclosures, and liability will be clearly defined. All functional modules shall remain legally and financially separate to ensure audit traceability.

III. Financial Ownership and Profit-Sharing Mechanism

3.1 Revised Definition of Revenue and Profit

The original definitions of "net profit" and "total expenses" are revised as follows:

- Platform income consists of Web2 membership cards and Web3 NFT badges (gray/gold);
- After deduction of applicable federal and BC provincial taxes, the remaining amount is defined as **platform net income**;

- Annual profit sharing will be confirmed by an internal audit team jointly formed by both parties, based on backend data (paying users, NFT registration logs, invoice records, and reconciled bank statements).

3.2 Settlement Cycle

Profit calculation and settlement shall be completed within 30 days after the end of each fiscal year. Results will be used in Party A's financial reports and Party B's tax filings with the CRA.

3.3 Project Cost Confirmation

The original agreement did not specify platform production fees. Since the business design was carried out independently by Party B, both parties confirm that the technical production fee is **CAD $10,000**. Party B agrees to sign a joint technical delivery confirmation with the technical lead of Party A's subsidiary.

3.4 Payment Arrangement

- Party B has already paid **CAD $5,000** for platform registration, configuration, and technical integration;
- The remaining **CAD $5,000** shall be invoiced by Party A and paid by Party B within 30 days after delivery;
- For third-party expenses related to NFT platform integration, cloud services, and verification services, Party B may request reimbursement with official receipts.

3.5 Ongoing Maintenance and Responsibilities

Once the platform is operational and generating revenue, Party A will continue to cover technical upgrade costs, DAO system expansion, and compliance maintenance. Party B retains content operation and community organization rights, and will continue to lease necessary SaaS/API services.

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IV. Supplementary Clause: Financial Isolation Policy

4.1 Independent Accounting Declaration

Zenox Canada Inc. (Party B), as the Web3 platform operator, shall maintain independent operational funds, revenue data, and asset structures. These shall not be consolidated into Party A' s (Summit Networks Inc.) financial statements.

4.2 Non-Consolidation Statement

Unless explicitly stated in the contract as technical support or brand authorization, Party A shall not bear any responsibility for Party B' s business performance or liabilities. Party B is not considered a legal subsidiary or financial entity of Party A.

4.3 Future Independent Financing

If Zenox Canada Inc. later engages in independent equity financing, Web3 token private placement, or cross-border partnerships, all associated financial responsibilities, audit reports, and tax obligations shall rest solely with Zenox. Party A will not provide guarantees, include such activities in its disclosures, or intervene in operations.

Zenox Canada Inc., as an independent service provider, does not constitute a subsidiary or consolidated entity of Summit Networks Inc. Its financial data shall be retained within its own system.

V. Miscellaneous

This Annex A shall take effect upon being signed and sealed by both parties, and carries the same legal force as the main agreement.

Liushuhua

If regulatory, tax, or technical policies change, the parties agree to sign a supplementary agreement within seven (7) business days of such changes.

"Annex A was updated and signed by both parties on July 25, 2025. All references to Annex A in the contract refer to this version."

Signatures:

Representative of Party A: Liushuhua

Representative of Party B: WONG CHIU KIN

Annex A Binding Statement /
附件 A 绑定说明

一、附件 A 绑定说明（中文）

根据 2025 年 3 月 28 日 Summit Networks Inc.（以下简称“甲方”）与 Zenox Enterprises Inc.（以下简称“乙方”）共同签署的《项目合作框架协议》，现确认附件 A（2025 年 7 月 25 日版本）作为该协议的正式组成部分，具有同等法律效力。

附件 A 作为协议的补充条款，明确更新了平台架构、Web2 与 Web3 权限划分、财务归属、收益分配机制及后续维护责任，并根据双方业务发展的需要进行优化调整。

甲乙双方一致同意：附件 A 在内容范围内如与原协议条款存在差异，以附件 A 所列内容为准。

II. Binding Statement for Annex A (English)

Pursuant to the Project Cooperation Framework Agreement signed on March 28, 20245between Summit Networks Inc. (hereinafter referred to as "Party A") and Zenox Enterprises Inc. (hereinafter referred to as "Party B"), this document confirms that Annex A (version dated July 25, 2025) shall be considered an integral part of the aforementioned agreement and shall carry equal legal validity.

Annex A serves as a formal supplement, updating the platform architecture, Web2 and Web3 access separation, financial attribution, revenue-sharing mechanism, and ongoing maintenance responsibilities in accordance with both parties' operational developments.

Both parties agree that in case of any discrepancies between Annex A and the original agreement, the content of Annex A shall prevail within its defined scope.

Liushuhua